UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 2, 2006

HF FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-19972	46-0418532
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

225 South Main Avenue, Sioux Falls, SD		57104
(Address of principal executive office)		(ZIP Code)

(605) 333-7556

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  Other Events.

On October 2, 2006, Home Federal Bank (the “Bank”), a wholly-owned subsidiary of HF Financial Corp. (the “Company”), issued a press release announcing the appointment of Darrel Posegate as President and Chief Financial Officer of the Bank.  Mr. Posegate continues to serve as Executive Vice President, Chief Financial Officer and Treasurer of the Company.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01  Financial Statements and Exhibits.

(a)                         Financial Statements.

Not Applicable.

(b)                        Pro Forma Financial Information.

Not Applicable.

(c)                         Exhibits:

99.1                 Press release dated October 2, 2006 regarding the appointment of Darrel Posegate as President and Chief Financial Officer of Home Federal Bank.

FORM 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HF Financial Corp.
(Registrant)

Date:	October 5, 2006	by	/s/ Curtis L. Hage
Curtis L. Hage, Chairman, President
And Chief Executive Officer
(Duly Authorized Officer)

Date:	October 5, 2006	by	/s/ Darrel L. Posegate
Darrel L. Posegate, Executive Vice President,
Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)